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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2007

                              Dujour Products, Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52419
                            (Commission File Number)

                                   77-0643398
                        (IRS Employer Identification No.)

                              West 2809 Longfellow
                            Spokane, Washington 99205
               (Address of principal executive offices)(Zip Code)

                                 (604) 761-1248
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On January 22, 2007, for personal reasons, Douglas Blackman resigned as a member of the Board of Directors of Dujour Products, Inc. (the "Company"). In his resignation letter, received by Company on February 22, 2007, Mr. Blackman confirmed that he has no disputes or disagreements with the Company.

Item 9.01  Financial Statements and Exhibits

Exhibits

No.      Description
----     -----------

99.1     Letter from Dougals Blackman to Dujour Products, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Dujour Products, Inc,
                                              (Registrant)


Date:  February 26, 2007                      By: /s/ Adrian Crimeni
                                                 -------------------------------
                                                 Name:  Adrian Crimeni
                                                 Title: Chief Executive Officer


                                  Exhibit Index

No.      Description
----     -----------

99.1 Letter from Douglas Blackman to Dujour Products, Inc., received by Dujour Products, Inc. on February 22, 2007







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